EATON VANCE STRATEGIC INCOME FUND

Supplement to Prospectus dated March 1, 2007

1. Effective on or about June 22, 2007, the Fund’s investment objective will change from providing "a high level of income and total return" to providing "total return". Any references to the Fund’s investment objective stated in the Prospectus will reflect this change. Total return will be defined as income plus capital appreciation.

2. The following replaces the last two sentences of the first paragraph under "Investment Objective & Principal Policies and Risks":

The Fund will invest over 25% of net assets in Global Macro Portfolio (formerly Strategic Income Portfolio). The Fund may invest up to 74.9% of net assets, in the aggregate, in one or more of the other Portfolios.

3. Effective on or about June 27, 2007, the Fund may also invest in two additional portfolios - Emerging Markets Income Portfolio and International Income Portfolio (each a "Portfolio," together the "Portfolios"). In connection therewith:

The following is added to "The Portfolios" under "Investment Objective & Principal Policies and Risks":

Emerging Markets Income Portfolio. The Portfolio’s investment objective is to seek total return. Total return will be defined as income plus capital appreciation. The investment adviser adjusts the Portfolio’s investments (buys and sells securities) and engages in active management techniques in an effort to take advantage of differences in securities, countries, currencies and credits based on its perception of various factors, including the most favorable markets, interest rates and issuers, the relative yield and appreciation potential of a particular country’s securities, and the relationship of a country’s currency to other currencies. Investment strategy may change frequently. The Portfolio will normally invest in securities of issuers located in at least three different emerging market countries. This strategy requires the investment adviser to identify countries and currencies where the Portfolio’s investments, in the aggregate, are expected to out-perform comparable investments in other countries and currencies. The success of this strategy will, of course, involve the risk that the investment adviser’s decisions may be untimely or incorrect. The Portfolio may invest up to 25% of assets in any one industry, which may expose the Portfolio to unique risks of that industry. The Portfolio’s investments may have significant exposure to certain sectors of the world economy and thus may react differently to political or economic developments than the market as a whole.

The Portfolio may invest in lower-rated securities, including those rated below BBB or Baa and comparable unrated securities, without limitation. The Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody’s Investors Service, Inc. ("Moody’s") or D by Standard & Poor’s Ratings Group ("S&P"). The Portfolio may also invest in high grade debt securities. “High grade” debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and debt securities of foreign governmental and private issuers rated at least A by S&P or Moody’s. High grade debt securities may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any of those rating services, (or by Fitch Ratings). An unrated security will be considered to be a high grade debt security if the investment adviser determines that it is of comparable quality. High grade debt securities include any fund which invests in money market instruments including, but not limited to, those previously mentioned. This includes cash balances invested in Cash Management Portfolio, an affiliated money market fund.

International Income Portfolio. The Portfolio’s investment objective is to seek total return. Total return will be defined as income plus capital appreciation. The investment adviser adjusts the Portfolio’s investments (buys and sells securities) and engages in active management techniques in an effort to take advantage of differences in securities, countries, currencies and credits based on its perception of various factors, including the most favorable markets, interest rates and issuers, the relative yield and appreciation potential of a particular country’s securities, and the relationship of a country’s currency to other currencies. Investment strategy may change frequently. The Portfolio will normally invest in securities of issuers located in at least three different countries (not including the United States). This strategy requires the investment adviser to identify countries and currencies where the Portfolio’s investments, in the aggregate, are expected to out-perform comparable investments in other countries and currencies. The success of this strategy will, of course, involve the risk that the investment adviser’s decisions may be untimely or incorrect. The Portfolio may invest up to 25% of assets in any one industry, which may expose the Portfolio to unique risks of that industry. The Portfolio’s investments may have significant exposure to certain sectors of the world economy and thus may react differently to political or economic developments than the market as a whole.

The following changes refer to "Foreign Investments" under "Investment Objective & Principal Policies and Risks":

Added after the first sentence of the first paragraph:

Emerging Markets Income Portfolio will normally invest in securities of issuers located in at least three different emerging market countries. Securities of emerging market countries may include, but are not limited to, sovereign debt of emerging market countries; mortgage-backed securities ("MBS"); corporate debt of emerging market entities, and certain derivative instruments, denominated in or based on the currencies, interest rates, or issues of, emerging market countries. International Income Portfolio will normally invest in securities of issuers located in at least three different countries (not including the United States).

Added after the first paragraph:

Investments in the debt securities of foreign governments are subject to certain risks. Economic data as reported by foreign governments may be delayed, inaccurate or fraudulent. Local investors in foreign countries may have preferential access to information and policymakers in a way that would expose a Portfolio’s investments to adverse market movements. Insider trading regulations may not be enforced, may be weaker than in the United States or may not exist at all. In the event of a sovereign default, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

Global Macro, Emerging Markets Income and International Income Portfolio’s investments may be highly concentrated in a geographic region or country. Funds that invest in a relatively small number of issuers, regions or countries are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Replaces the first sentence of the existing second paragraph:

Foreign investments held in Emerging Markets Income Portfolio are typically in emerging market countries, while the other Portfolios’ (excluding Global Macro Portfolio and International Income Portfolio) foreign investments are expected to be primarily in developed countries. Foreign investments held in Global Macro Portfolio and International Income Portfolio may include both emerging markets and developed countries.

Replaces the fifth sentence of the existing third paragraph:

Global Macro, Emerging Markets Income and International Income Portfolios typically use such contracts to enhance returns or as a substitute for purchasing or selling securities.

Added after the last paragraph:

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States.

The following changes refer to "Lower Rated Securities" under "Investment Objective & Principal Policies and Risks":

Added after third sentence of the first paragraph:

Emerging Markets Income Portfolio and International Income Portfolio may invest their assets in lower-rated securities.

Replaces the first sentence of the fourth paragraph:

Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and/or investment evaluation, and does not rely primarily on the ratings assigned by the rating services.

Disclosures in the sections listed below under "Investment Objective & Principal Policies and Risks" also apply to the new Portfolios:

Emerging Markets Income Portfolio

Mortgage-Backed Securities (excluding disclosure related to seasoned mortgage-backed securities and collateralized mortgage obligations)

International Income Portfolio

Mortgage-Backed Securities (excluding disclosure related to seasoned mortgage-backed securities)

Emerging Markets Income Portfolio and International Income Portfolio

Active Management Techniques (excluding disclosure related to mortgage dollar rolls and generic mortgage-backed securities) Lower Rated Securities Borrowing

The following is added under "Management and Organization":

Emerging Markets Income Portfolio. Under Emerging Markets Income Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of the Portfolio’s average daily net assets up to $1 billion. On net assets of $1 billion and over, the annual fee is reduced. Mark Venezia is the portfolio manager of Emerging Markets Income Portfolio. He has been an employee of Eaton Vance for more than five years, and is a Vice President of Eaton Vance and BMR.

International Income Portfolio. Under International Income Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio’s average daily net assets up to $1 billion. On net assets of $1 billion and over, the annual fee is reduced. Mark Venezia is the portfolio manager of International Income Portfolio. He has been an employee of Eaton Vance for more than five years, and is a Vice President of Eaton Vance and BMR.

4. The following replaces the second sentence of the first paragraph of "Active Management Techniques" under "Investment Objective & Principal Policies and Risks":

Transactions in derivative instruments may be in the United States or abroad and may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices, currencies or short sales.

5. Remove the last sentence of the first paragraph of "Active Management Techniques" under "Investment Objective & Principal Policies and Risks.

6. The following is added after "Junior Loans" under "Investment Objective & Principal Policies and Risks":

Equity Investments. When consistent with its investment objective, Global Macro Portfolio may invest up to 10% of its net assets in U.S. and non-U.S. common stocks, other equity securities and/or non-income producing equity securities. Equity securities the Portfolio receives upon conversion of convertible securities, such as convertible bonds, may be retained. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels. Global Macro Portfolio may also purchase warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period to time. They create no ownership rights in the underlying security and pay no dividends. The price of warrants does not necessarily move parallel to the price of the underlying security.

April 24, 2007

SIPS

EATON VANCE STRATEGIC INCOME FUND Supplement to Statement of Additional Information dated March 1, 2007

1. Effective on or about June 27, 2007, the Fund may also invest in two additional portfolios - Emerging Markets Income Portfolio and International Income Portfolio (each a "Portfolio," together the "Portfolios"). Any references in the Statement of Additional Information to "a Portfolio" will also include these new Portfolios. In connection therewith:

The following changes refer to "Interest Rate and Total Return Swaps and Forward Rate Contracts" under "Strategies and Risks":

Added after the third sentence of the first paragraph:

Emerging Markets Income and International Income Portfolios may each enter into interest rate and total return swaps in which payments are not netted or on a net basis.

Replaces the first sentence of the second paragraph:

Boston Income, Emerging Markets Income, High Income and International Income Portfolios may also enter into forward rate contracts.

Disclosures in the sections listed below under "Strategies and Risks" also apply to the new Portfolios:

Credit Default Swap Contracts
Credit Linked Notes and Similar Structured Investments
Credit Derivatives
Derivatives on Economic Indices
Repurchase Agreements
Reverse Repurchase Agreements
Investment Company Securities
Lending Portfolio Securities
Cash Equivalents

The following is added to "Investment Advisory Services" under "Investment Advisory and Administrative Services":

Emerging Markets Income Portfolio:

For a description of the compensation paid to the investment adviser on average daily net assets up to $1 billion, see the prospectus. On net assets of $1 billion and over, the annual fee is reduced and the advisory fee for the Portfolio is computed as follows:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)
$1 billion but less than $2 billion	0.625%
$2 billion but less than $5 billion	0.600%
$5 billion and over	0.575%

International Income Portfolio:

For a description of the compensation paid to the investment adviser on average daily net assets up to $1 billion, see the prospectus. On net assets of $1 billion and over, the annual fee is reduced and the advisory fee for the Portfolio is computed as follows:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)
$1 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion and over	0.550%

2. The following is added under "Strategies and Risks":

Emerging Markets. Securities markets in emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.

Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions.

Due to market illiquidity, capital restrictions, withholding taxes, differences in credit quality, portfolio allocation balance, and other investment considerations, a portfolio may obtain synthetic exposure to emerging markets by holding derivatives along with cash equivalents, Treasuries, Agency MBS, or other high credit quality investments.

Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Emerging Markets Income Portfolio’s income, gains or initial capital from these countries can occur.

3. The paragraph on "Prepayment Derivatives" under "Strategies and Risks" is removed.

4. The following replaces the fifth sentence in "Credit Derivatives" under "Strategies and Risks":

For Investment Grade Income Portfolio, the credit rating of the reference entity will be limited to a rating of BBB or higher by a nationally recognized statistical rating organization.

5. The following replaces the first sentence in "Equity Investments" under "Strategies and Risks":

When consistent with its investment objective, Global Macro Portfolio, Emerging Markets Income Portfolio and International Income Portfolio may invest up to 10%, 5% and 5%, respectively, of net assets in U.S. and non-U.S common stocks, other equity securities and/or non-income producing equity securities.

April 24, 2007